                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): February 29, 1996
                                                  -----------------


                           Merrill Lynch & Co., Inc.
                     ------------------------------------
            (Exact name of Registrant as specified in its charter)

     Delaware                    1-7182                   13-2740599
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(State or other              (Commission               (I.R.S. Employer
jurisdiction of              File Number)              Identification No.)
incorporation)


World Financial Center, North Tower, New York, New York   10281-1220
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(Address of principal executive offices)                  (Zip Code)



 Registrant's telephone number, including area code: (212) 449-1000
                                                     --------------



--------------------------------------------------------------------------------
   (Former name or former address, if changed since last report.)
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Item 5.   Other Events
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          Exhibits are filed herewith in connection with the Registration
Statements on Form S-3 (File Nos. 33-61559 and 33-65135) filed by Merrill Lynch & Co., Inc. ("ML & Co.") with the Securities and Exchange Commission covering Senior Debt Securities issuable under an indenture dated as of April 1, 1983, as amended and restated, between ML & Co. and Chemical Bank (successor by merger to Manufacturers Hanover Trust Company) (the "Indenture"). ML & Co. will issue $250,000,000 principal amount of 6% Notes due March 1, 2001 under the Indenture. The exhibits consist of the form of Notes and an opinion of counsel relating thereto.


Item 7.  Financial Statements, Pro Forma Financial Information
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         and Exhibits
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                           EXHIBITS

         (4) Instruments defining the rights of security holders, including indentures.

                         Form of Merrill Lynch & Co., Inc.'s 6% Notes due March 1, 2001.

          (5) & (23)  Opinion re: legality; consent of counsel.

                         Opinion of Brown & Wood relating to the 6% Notes due March 1, 2001 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statement relating to such Notes).
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                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                             MERRILL LYNCH & CO., INC.
                                           -----------------------------

                                                   (Registrant)



                                           By: /s/ Joseph T. Willett
                                              -------------------------
                                                  Joseph T. Willett
                                              Senior Vice President and
                                               Chief Financial Officer




Date:  February 29, 1996


                                       3
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                                 EXHIBIT INDEX



Exhibit No.  Description                                   Page
-----------  -----------                                   ----

(4)          Instruments defining the rights of
             security holders, including indentures.

                Form of Merrill Lynch & Co., Inc.'s
                6% Notes due March 1, 2001.

(5) & (23)   Opinion re: legality; consent of counsel.

                   Opinion of Brown & Wood relating to
                   the 6% Notes due March 1, 2001
                   (including consent for inclusion of
                   such opinion in this report and in
                   Merrill Lynch & Co., Inc.'s
                   Registration Statement relating to
                   such Notes).